Exhibit 99.2

Q3 2026 Financial Results Conference Call November 4th, 2026 Veeco Instruments 1

2 Disclaimer No Offer or Solicitation This communication is not intended to and shall not constitute an offer to purchase or the solicitation of an offer to buy or sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Forward-looking Statements This presentation contains “forward-looking statements”, within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, as amended, that are based on management’s expectations, estimates, projections and assumptions. Words such as “expects,” “anticipates,” “plans,” “believes,” “scheduled,” “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, those regarding anticipated growth and trends in our businesses and markets, industry outlooks and demand drivers, including trends related to artificial intelligence and high-performance computing, statements regarding the pending merger with Axcelis, the timing of shipments, deliveries and revenue recognition, statements regarding shipments currently being held by U.S. Customers, our investment and growth strategies, our development of new products and technologies, our business outlook for current and future periods, our ongoing transformation initiative and the effects thereof on our operations and financial results, the timing, completion and expected benefits of the proposed transaction and other statements that are not historical facts. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: the level of demand for our products; global economic and industry conditions; global trade issues, including the effects of foreign and domestic tariffs and the ongoing trade disputes between the U.S. and China, and changes in trade and export license policies; our dependency on third-party suppliers and outsourcing partners; the timing of customer orders; our ability to develop, deliver and support new products and technologies; our ability to expand our current markets, increase market share and develop new markets; the concentrated nature of our customer base; cybersecurity attacks and our ability to safeguard sensitive information and protect our intellectual property rights in key technologies; the effects of regional or global health epidemics; delays in or failure to complete the proposed transaction, whether due to an inability by either party to satisfy one or more conditions to closing, including an inability to obtain regulatory approval in China, the occurrence of events or changes in circumstances that give rise to the termination of the applicable merger agreement by either party, or otherwise; risks related to the pendency of the proposed transaction and its effect on our business, financial condition, results of operations, cash flows and stock price; our ability to achieve the objectives of operational and strategic initiatives and attract, motivate and retain key employees, including as a result of the proposed transaction; diversion of management time and attention from ordinary course business operations to the proposed transaction and other potential disruptions to our business relating thereto; the variability of results among products and end-markets, and our ability to accurately forecast future results, market conditions, and customer requirements; the impact of our indebtedness, including our convertible senior notes and our capped call transactions; and other risks and uncertainties described in our SEC filings on Forms 10-K, 10-Q and 8-K, and from time-to-time in our other SEC reports. All forward-looking statements speak only to management’s expectations, estimates, projections and assumptions as of the date of this presentation. The Company does not undertake any obligation to update or publicly revise any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this presentation. Non-GAAP Financial Measures This presentation also includes references to financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“GAAP”). These non-GAAP measures include, but are not limited to, non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP net income and non-GAAP diluted earnings per share. Any non-GAAP financial measures used in this presentation are in addition to, and should not be considered superior to, or a substitute for, financial statements prepared in accordance with GAAP. Non-GAAP financial measures should not be considered in isolation or as an alternative to financial statements prepared in accordance with GAAP and are subject to significant inherent limitations. We believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Veeco's financial condition and results of operations. The non-GAAP measures presented herein should not be comparable to similar non-GAAP measures presented by other companies. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. A reconciliation of non-GAAP financial measures used in this presentation to the most directly comparable GAAP financial measures is included in the Appendix.

Bill Miller, Ph.D. CEO Overview 3

4 Q3 2026 Highlights Revenue $209M Non-GAAP Operating Income $25M Non-GAAP EPS 0.36₵ Key Takeaways Clear Path to Exceed $1 Billion in Full Year 2027 1. Delivered solid financial results 2. Significant order wins in front-end semiconductor, advanced packaging, and silicon photonics 3. Advancement of our market-leading ion beam deposition technology, spanning all major markets • Expected path toward commercial adoption for IBD300 4. Executing manufacturing expansion plan; deliberate investments to support higher demand

2026 2030 Total Served Available Market Annealing IBD Advanced Packaging Services & Other 5 Veeco’s Critical Role in Semi Manufacturing & SAM Expansion Deposition Lithography Etch Ion Implant Anneal Inspection Adv. Packaging IBD 300 IBD EUV LSA Wet Processing Litho FRONT END Representative Process Steps BACK END NSA Key Drivers 2026 2030 Annealing Laser Spike Annealing (LSA) ~$800M ~$1.3B Nanosecond Annealing (NSA) Ion Beam Deposition IBD300 Front End Semi ~$120M ~$500M IBD Extreme Ultraviolet (EUV) Mask Blanks & Pellicles Advanced Packaging Wet Processing and Lithography ~$600M ~$1.0B Projected ~12% CAGR ~$1.7B ~$3.0B New products Driving revenue

6 Compound Semi Projected SAM Growth Source: Veeco Served Available Market based on TrendFocus, Gartner, Yole Group and internal analysis Key Drivers 2026 2030 Silicon Photonics (InP Lasers) • Lumina® MOCVD InP platform • WaferEtch® and WaferStorm® systems • Spector® IBD for laser diode facets coatings ~$300M ~$700M Other Photonics • Lumina® MOCVD platform for red MicroLED and solar cells • Propel® 300 for GaN on Si MicroLED for AR / VR and optical communications ~$300M ~$550M GaN Power • Propel® single wafer MOCVD platform for 200mm and 300mm GaN • Propel® 300mm GaN on Si evaluation system at leading IDM customer • Received Propel® 300mm pilot line order in 2H ‘25 ~$150M ~$250M Veeco’s Technology Supports AI, Power Efficiency, and Advanced Connectivity, which are Reshaping the Industry 2026 2030 Total Served Available Market GaN Power Silicon Photonics Other Photonics RF & Other Services Projected ~15% CAGR ~$1.0B ~$2.0B

7 Veeco’s Critical Role in Compound Semi: Indium Phosphide Laser Solutions Repeat cycle depending on device Epitaxy Patterning Metallization Anneal / Cleave Etch Laser Facet Coating Lumina® MOCVD InP Platform Size of bubble represents approximate market opportunity Veeco Provides Differentiated Solutions for Key Steps in manufacturing InP Lasers Driven by AI Infrastructure Cumulative at least $2B Total Market Opportunity over the next several years WaferEtch® / WaferStorm® Wet Processing Spector® Ion Beam Deposition Source: Veeco Total Market Opportunity based on TrendFocus, Gartner, Yole Group and internal analysis

John Kiernan CFO Overview 8

9 Revenue by Market Scientific & Other Semiconductor Compound Semiconductor Data Storage 65% 19% 10% 6% United States $209M Revenue Trend ($M) Q3 25 Q2 26 Q3 26 Semiconductor 118 131 135 Compound Semi 11 21 40 Data Storage 10 22 20 Scientific & Other 27 20 14 Total 166 193 209 Revenue Trend ($M) Q3 25 Q2 26 Q3 26 APAC 82 70 95 USA 27 59 65 China 46 48 25 EMEA & ROW 12 16 25 Total 166 193 209 Q3 2026 Revenue by Market & Region Amounts may not calculate precisely due to rounding. Revenue by Region 45% 31% 12% 12% United States EMEA & ROW China APAC

10 Amounts may not calculate precisely due to rounding. A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation. In millions (except per share amounts) GAAP Non-GAAP Non-GAAP Q2 26 Q3 26 Q2 26 Q3 26 Q3 26 Guidance (as of Aug. 5th, 2026) Revenue $193.5 $209.4 $193.5 $209.4 $200M - $220M Gross Profit 74.8 80.4 76.4 81.8 Gross Margin 38.7% 38.4% 39.5% 39.1% 41% - 42% Operating Expenses 63.0 66.3 53.3 56.6 $57M - $58M Operating Income 11.9 14.1 23.1 25.2 Net Income 11.9 13.6 21.8 24.1 $23M - $33M Diluted Earnings Per Share 0.18 0.21 0.33 0.36 $0.35 - $0.49 Diluted Shares 66.8 66.2 66.8 66.2 Q3 2026 Operating Results

11 Amounts may not calculate precisely due to rounding. A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation. Balance Sheet and Cash Flow Highlights $ millions Q2 2026 Q3 2026 Cash & Short-Term Investments 429 483 Accounts Receivable 148 154 Inventories 292 308 Accounts Payable 57 68 Long-Term Debt 227 227 Cash Flow from Operations 51 58 Capital Expenditures 4 4 DSO (days) 69 66 DIO (days) 218 211 DPO (days) 44 48

12 Q4 & FY 2026 Outlook A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation. Q4 2026 FY 2026 GAAP Non-GAAP GAAP Non-GAAP Revenue $230M - $260M $230M - $260M $790M - $820M $790M - $820M Gross Margin 42% - 44% 43% - 44% 39% - 40% 40% Operating Expenses $73M - $75M $64M – $66M $261M - $262M $222M - $224M Net Income $23M – $36M $34M - $47M $48M - $62M $89M - $102M Diluted Earnings Per Share $0.34 – $0.53 $0.50 - $0.70 $0.72- $0.92 $1.32 - $1.52

Q&A 13

Backup & Financial Tables 14

15 $M 2022 2023 2024 2025 2026 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Semi 369.4 93.1 106.3 98.2 115.2 412.7 120.4 109.9 124.1 112.1 466.6 123.8 123.9 118.3 110.5 476.6 109.0 130.7 135.3 Compound Semi 121.2 21.2 24.1 25.7 16.3 87.3 21.0 18.2 15.6 22.8 77.6 14.4 14.2 10.9 20.1 59.6 18.8 20.5 40.2 Data Storage 87.5 21.5 13.9 34.0 19.1 88.5 18.0 34.0 32.8 14.1 98.9 6.7 12.4 10.0 10.2 39.2 10.2 22.2 20.0 Scientific & Other 68.0 17.7 17.4 19.6 23.4 78.0 15.1 13.8 12.4 33.0 74.2 22.4 15.7 26.7 24.2 88.9 20.3 20.1 13.9 Total 646.1 153.5 161.6 177.4 173.9 666.4 174.5 175.9 184.8 182.1 717.3 167.3 166.1 165.9 165.0 664.3 158.3 193.5 209.4 Historical Revenue by End-Market Amounts may not calculate precisely due to rounding.

16 2029 Convertible Notes Outstanding Convertible Notes Due September 2029 Principal Amount Carrying Value Coupon Annual Cash Interest Annual Non-Cash Interest Initial Conversion Price $230M $227M 2.875% $6.6M $1.1M $29.22 As of September 30, 2026 * The Company is required to settle the principal amount of the 2029 Convertible Notes in cash,and has the option to settle the excess above principal in any combination of cash or shares. As such, only “in-the-money” shares above the implied conversion price of $29.22 are added to the diluted share count, and there is no interest expense add-back to the numerator for purposes of calculating diluted EPS. Effect of Convertible Notes on Diluted EPS (GAAP and Non-GAAP)* Average Stock Price per Common Share Incremental Dilutive Shares (in thousands) $29.00 - $30.00 205 $35.00 1,300 $40.00 2,121 $45.00 2,760 $50.00 3,271 $55.00 3,689 $60.00 4,037 $65.00 4,332 $70.00 4,585 $75.00 4,804 $80.00 4,996

17 Note on Reconciliation Tables These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, incremental transaction-related compensation, and certain integration costs. These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors' operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Supplemental Information—GAAP to Non-GAAP Reconciliation $ millions Q2 26 Q3 26 Net sales $193.5 $209.4 GAAP gross profit 74.8 80.4 GAAP gross margin 38.7% 38.4% Add: Share-based comp 1.6 1.4 Non-GAAP gross profit $76.4 $81.8 Non-GAAP gross margin 39.5% 39.1% $ millions Q2 26 Q3 26 GAAP Net income $11.9 $13.6 Add: Share-based comp 9.2 8.4 Add: Amortization 0.6 0.4 Add: Merger related expenses 1.5 2.3 Add: Interest expense (income) (1.2) (1.8) Add: Tax expense (benefit) 1.2 2.2 Non-GAAP operating income $23.1 $25.2 $ millions, except per share amounts Q2 26 Q3 26 GAAP Basic weighted average shares 61.1 61.1 GAAP Diluted weighted average shares 66.8 66.2 GAAP Basic EPS $0.19 $0.22 GAAP Diluted EPS $0.18 $0.21 GAAP Net income $11.9 $13.6 Add: Share-based comp 9.2 8.4 Add: Amortization 0.6 0.4 Add: Merger related expenses 1.5 2.3 Add: Non-cash interest expense 0.3 0.3 Add: Tax adjustment from GAAP to Non-GAAP (1.7) (0.9) Non-GAAP net income 21.8 24.1 Non-GAAP basic EPS $0.36 $0.39 Non-GAAP diluted EPS $0.33 $0.36 Non-GAAP basic weighted average shares 61.1 61.1 Non-GAAP diluted weighted average shares 66.8 66.2 $ millions Q2 26 Q3 26 GAAP operating expenses $63.0 $66.3 Share-based compensation (7.6) (7.0) Amortization (0.6) (0.4) Merger related expenses (1.5) (2.3) Non-GAAP operating expenses $53.3 $56.6 Amounts may not calculate precisely due to rounding. 18

$ millions Non-GAAP Adjustments GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $209.4 $209.4 Gross Profit 80.4 1.4 — — 81.8 Gross Margin 38.4% 39.1% Operating Expenses $66.3 (7.0) (0.4) (2.3) $56.6 Operating Income $14.1 8.4 0.4 2.3 $25.2 Net Income $13.6 8.4 0.4 1.6 $24.1 Q3 2026 Actual: GAAP to Non-GAAP Reconciliation Income per Diluted Common Share GAAP Non-GAAP Net Income available to common shareholders $13.6 $24.1 Basic weighted average common shares 61.1 61.1 Add: Dilutive effect of share-based awards 1.8 1.8 Add: Dilutive effect of 2029 Convertible Senior Notes 3.3 3.3 Diluted weighted average common shares 66.2 66.2 Basic income per common share $0.22 $0.39 Diluted income per common share $0.21 $0.36 Other Non-GAAP Adjustments Merger related expenses 2.3 Subtotal 2.3 Non-cash Interest Expense 0.3 Non-GAAP tax adjustment (0.9) Total Other $1.6 Amounts may not calculate precisely due to rounding.

Reconciliation of GAAP to non-GAAP Financial Data Non-GAAP Adjustments GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $230–$260 $230–$260 Gross Profit 97–114 2 — — 99–116 Gross Margin 42%–44% 43%–44% Operating Expenses $73–$75 (8) — (1) $64–$66 Operating Income $24–$39 10 — 1 $35–$50 Net Income $23–$36 10 — 1 $34–$47 Income per Diluted Share $0.34–$0.53 $0.50–$0.70 Q4 2026 Guidance ($ millions, except per share amounts) Reconciliation of GAAP Net Income to non-GAAP Operating Income GAAP Net Income $23–$36 Share-Based Compensation 10 Merger related expenses 1 Interest expense (income) (2) Income tax expense (benefit) 3-5 Non-GAAP Operating Income $35–$50 Amounts may not calculate precisely due to rounding. Income per Diluted Common Share GAAP Non-GAAP Net income available to common shareholders $23–$36 $34–$47 Basic weighted average common shares 61 61 Add: Dilutive effect of share-based awards 2 2 Add: Dilutive effect of 2029 Convertible Senior Notes 3 3 Diluted weighted average common shares 66 66 Income per diluted common share $0.34-$0.53 $0.50-$0.70

Reconciliation of GAAP to non-GAAP Financial Data Non-GAAP Adjustments GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $790–$820 $790–$820 Gross Profit 309–325 6 — — 315–331 Gross Margin 39%–40% 40%–40% Operating Expenses $261–$262 (30) (2) (7) $222–$224 Operating Income $48–$63 36 2 7 $93–$108 Net Income $48–$62 36 2 2 $89–$102 Income per Diluted Share $0.72–$0.92 $1.32–$1.52 FY 2026 Guidance ($ millions, except per share amounts) Reconciliation of GAAP Net Income to non-GAAP Operating Income GAAP Net Income $48–$62 Share-Based Compensation 36 Amortization 2 Merger related expenses 7 Interest expense (income) (6) Income tax expense (benefit) 6-7 Non-GAAP Operating Income $93–$108 Amounts may not calculate precisely due to rounding. Income per Diluted Common Share GAAP Non-GAAP Net income available to common shareholders $48–$62 $89–$102 Basic weighted average common shares 61 61 Add: Dilutive effect of share-based awards 2 2 Add: Dilutive effect of 2029 Convertible Senior Notes 3 3 Diluted weighted average common shares 66 66 Income per diluted common share $0.72-$0.92 $1.32-$1.52